UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 9, 2006
AVONDALE INCORPORATED
(Exact name of registrant as specified in its charter)

Georgia	33-68412	58-0477150
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

506 South Broad Street
Monroe, Georgia
(Address of principal executive offices)	30655 (Zip code)
Registrant’s telephone number, including area code: (770) 267-2226
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02. Termination of a Material Definitive Agreement.
     On June 9, 2006, Avondale Mills, Inc. (“Avondale”) repaid the outstanding principal balance and accrued interest of $5.9 million under its secured five-year equipment note with The CIT Group/Equipment Financing, Inc. (“CIT”), discharging all of Avondale’s obligations under the note and releasing CIT’s lien on substantially all of the equipment at two of Avondale’s plant locations, both of which are scheduled to be sold on June 30, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2006	AVONDALE INCORPORATED
	By:	/s/ Jack R. Altherr, Jr.
Jack R. Altherr, Jr.
Vice Chairman and Chief Financial Officer

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